SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 15, 2003

Terremark Worldwide, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22520	52-1981922

(Commission File Number)	(IRS Employer Identification No.)

2601 S. Bayshore Drive
Miami, Florida 33133

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (305) 856-3200

(Former name or former address, if changed since last report)

Item 5. Other.

     Terremark Worldwide, Inc. is hereby filing the documents set forth under Item 7(c) of this report as exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

     Not Applicable.

(b) Pro Forma Financial Information.

     Not Applicable.

(c) Exhibits

Exhibit
Number	Description

4.1	Form of Warrant for the Purchase of Common Stock

10.1	Net Premises Lease by and between Rainbow Property Management, LLC and Coloconnection, Inc.

10.2	Basic Lease Information Rider T-Rex Technology Center of the Americas @ Miami, dated October 16, 2000, between Technology Center of the Americas, LLC and NAP of the Americas, Inc.

10.3	Agreements between the Registrant and Telcordia Technologies, Inc.

10.4	Agreement between Terremark Technology Contractors Inc., and Cupertino Electric, Inc., dated November 1, 2000

10.5	Agreement between Terremark Technology Contractors Inc., and Kinetics Systems, Inc., dated December 28, 2000.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERREMARK WORLDWIDE, INC.

Dated: April 15, 2003	By: /s/ Jose E. Gonzalez

Name: Jose E. Gonzalez Its: Executive Vice President and General Counsel

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